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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary proxy materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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THE FOLLOWING MATERIALS ARE TO BE USED IN CONNECTION WITH MEETINGS BETWEEN
MANAGEMENT OF ARCHSTONE AND SMITH RESIDENTIAL AND INDIVIDUAL INVESTORS IN ARCHSTONE, SMITH RESIDENTIAL AND CHARLES E. SMITH RESIDENTIAL REALTY, L.P.
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Archstone - Smith

Merger Transaction Road Show

May 2001

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Archstone-Smith merger benefits
-------------------------------

Tremendous strategic opportunity
--------------------------------

 .  Creates preeminent apartment company

   -Concentrated in nation's most desirable protected markets

   -Unable to be replicated

 .  Unique national development platform

 .  Combines the two most respected brands in the apartment industry

 .  Significantly enhances liquidity and broadens shareholder base

 .  Complementary business strategies facilitate integration

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Archstone-Smith merger
----------------------

Powerful growth fundamentals
----------------------------

 .  Higher sustainable growth rate

   -Strong internal growth- 8.3% weighted average NOI growth in Q1 2001

   -Complementary development platform

   -Substantial corporate efficiencies of $7-$8 million annually

 .  Extends high-rise platform nationally

   -Key west coast markets

   -Other opportunities

 .  Internally funded expansion opportunities

   -Archstone's capital recycling experience

   -$1.5 billion of non-core assets available for future funding

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  Archstone-Smith company profile
  -------------------------------

 .    Apartment communities (1)            255

 .    Apartment units (1)                  87,456

 .    Employees                            3000+

 .    Total capitalization                 $9.3 billion
     -Fourth largest in REIT industry

 .    Equity capitalization                $5.7 billion
     -Second-largest apartment company

 .    Estimated annual revenues            $1.1 billion



(1) Includes operating communities and communities under construction

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Archstone-Smith
---------------

Deep and experienced management team
------------------------------------


 .    Additions to Existing Board  Robert H. Smith, Robert P. Kogod &
                                  Ernest A. Gerardi, Jr.

 .    R. Scot Sellers              Chairman and Chief Executive Officer

 .    Robert H. Smith              Chairman - Charles E. Smith Division

 .    Charles E. Mueller, Jr.      Chief Financial Officer

 .    Richard A. Banks             President - West Division

 .    J. Lindsay Freeman           President - East Division

 .    Wesley D. Minami             President - Charles E. Smith Division

 .    Dana K. Hamilton             Executive Vice President- National Operations

 .    Daniel E. Amedro             Chief Information Officer

 .    Caroline Brower              Secretary and General Counsel


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Increasing presence in protected markets
--------------------------------------------

  {The following table was depicted as a
   pie chart in the presentation.}

 .    1994
     -Protected Markets:  5%
     -Other Markets:  95%

 .    1998
     -Protected Markets:  56%
     -Other Markets:  44%

 .    Post Merger
     -Protected Markets:  84%
     -Other Markets:  16%

 .    Target
     -Protected Markets:  100%
     -Other Markets:  0%

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Merger creates preeminent apartment company
-------------------------------------------

% of combined portfolio by market (1)
-------------------------------------

{The following information was presented on a United States map in the presentation}

 .    Seattle (4%)

 .    San Francisco Bay Area (11%)

 .    Southern California (10%)

 .    Phoenix (2%)

 .    Denver (3%)

 .    Chicago (8%)

 .    Southeast Florida (8%)

 .    Atlanta (3%)

 .    Raleigh (2%)

 .    Washington, D.C. Metro Area (29%)

 .    Boston (5%)


 .    Corporate Headquarters:
     .  Denver, Colorado

 .    Divisional offices:
     .  Arlington, Virginia
     .  Irvine, California
     .  Atlanta, Georgia

(1) Includes operating communities and communities under construction, based on net operating income

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Archstone-Smith Portfolio
-------------------------

Average rental rates per unit (1)
---------------------------------


                              ASN     SRW     REIS
                             -----   ------  ------
 .    Boston                  $1,731  $1,767  $1,462

 .    Washington D.C.         $1,252  $1,277  $  962

 .    Chicago                 $1,156  $1,289  $  899

 .    Southeast Florida       $  898  $1,046  $  854

 .    San Francisco Bay Area  $1,949      --  $1,866

 .    San Diego               $1,246      --  $  942

     Total Portfolio         $1,025  $1,249      --


     (1) Represents Q1 2001 operating portfolio rental rates.

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Archstone-Smith
---------------

Expand high-rise platform
-------------------------

 .    SRW portfolio is 70% high-rise

 .    50 year high-rise operating and development experience

 .    Most significant high-rise apartment portfolio outside of New York City


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Archstone-Smith
---------------

Dominant presence in Washington, D.C. metropolitan area
-------------------------------------------------------

{The following categories were depicted on a map of the Washington, D. C.
 area}

 .    Archstone garden communities

 .    Smith high-rise communities

 .    Smith garden communities

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Archstone-Smith
---------------

Leadership in key submarkets
----------------------------

{The following properties were shown in the presentation on an aerial photograph of downtown Chicago}


Park Lincoln
One Superior
One East Delaware
Delaware Place
McClurg Court
Park Millenium


SRW-3,000 Units in Downtown Chicago


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Archstone-Smith
---------------

Redevelopment expertise provides foundation for growth
------------------------------------------------------

{In presentation, also included and aerial photograph of Southeast Florida and before and after pictures of Ocean Crest}


Ocean Crest

 .  1,470 units

 .  Acquisition Cost: $67,000 per unit

 .  Redevelopment Cost: $20,000 per unit

 .  Total Cost:        $87,000 per unit


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Archstone-Smith
---------------

Merger transaction details
--------------------------

 .    Combined company          Archstone converts to UPREIT structure;
                               Charles E. Smith assets merged in

 .    Exchange ratio            1.975 Archstone shares for each Charles E. Smith
                               share

 .    Operational efficiencies  $7 - $8 million annually

 .    2002 FFO                  $2.45 - $2.52 per share

 .    Financial reporting       Focus on earnings per share; adopt Charles E.
                               Smith accounting policies for make-ready capitalization


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Archstone-Smith
---------------

Strong balance sheet and financial flexibility
----------------------------------------------


 .    Total market capitalization                   $9.3 billion

 .    Equity market capitalization                  $5.7 billion

 .    Total existing lines of credit                $994 million
     -Drawn                                        $188 million
     -Available capacity                           $806 million

 .    2001 ratios (pro forma)
     -Interest coverage                            3.2x
     -Fixed charge coverage (1)                    2.6x
     -Total debt to total book capitalization      42%
     -Total debt to total market capitalization    39%


     (1)  Includes interest expense and preferred stock/unit dividends


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Archstone-Smith merger
----------------------

Proposed timeline
-----------------

 .    Board approval                              May 3, 2001

 .    Public announcement                         May 4, 2001

 .    File joint proxy statement with SEC         May/June 2001

 .    Mail joint proxy statement to shareholders  July/August 2001

 .    Shareholder vote/ closing                   August/September 2001


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Archstone-Smith
---------------

Ballston Place
--------------

Arlington, Virginia

{Presentation has picture of property}

 .    383 units

 .    24 stories

 .    Expected stabilization:  2001

 .    Total investment:  $54 million


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Archstone-Smith
---------------

Alban Towers
------------

Washington D.C.

(Presentation has picture of property)

 .  229 units

 .  Historic landmark

 .  Expected stabilization:  2002

 .  Total investment:  $62 million

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Archstone-Smith
---------------

Park Millenium
--------------

Chicago, Illinois

(Presentation includes picture of property)

 .  480 units

 .  52 stories

 .  Expected stabilization:  2003

 .  Total investment:  $106 million

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Archstone-Smith
---------------

Mirador
-------

Miami, Florida

(Presentation includes picture of property)

 .    1,339 units

 .    14 stories

 .    Expected stabilization:  2003

 .    Acquisition cost:              $65,000 per unit

 .    Redevelopment cost:            $25,000 per unit

 .    Total investment:              $90,000 per unit


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Archstone-Smith
---------------

Archstone Emerald Park
----------------------

Dublin, California

(Presentation includes picture of property)

 .  327 units

 .  Date stabilized: July 2000

 .  Total investment:  $50 million

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Archstone-Smith
---------------

Archstone Torrey Hills
----------------------

San Diego, California

(Presentation includes picture of property)

 .  340 units

 .  Date stabilized:  August 2000

 .  Total investment:  $44 million


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Archstone-Smith
---------------

The Cambrian
------------

Redmond, Washington

(Presentation includes picture of property)

 .    422 units

 .    Date acquired:  June 1997

 .    Total investment:  $44 million


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Archstone-Smith
---------------

Archstone Burlington
--------------------

Burlington, Massachusetts

(Presentation includes picture of property)

 .    340 units

 .    Date acquired: July 2000

 .    Total investment: $48 million


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Archstone-Smith
---------------

Redwood Shores
--------------

Redwood City, California

(Presentation includes picture of property)

 .    304 units

 .    Date acquired: September 1996

 .    Total investment: $41 million


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Archstone-Smith
---------------

Merger capitalization rates
---------------------------

Cap rates based on ASN share price of $25.18 per share (1):
Before capex adjustment      8.7%
After capex adjustment       8.3%


Cap rates based on ASN NAV of $29.31 per share
Before capex adjustment      7.8%
After capex adjustment       7.5%


(1) Based on May 3, 2001 closing price


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


          The following legends are required by the Securities and Exchange Commission to appear on all written communications relating to the merger:

          Archstone Communities Trust and Charles E. Smith Residential
Realty, Inc., urge you to read the important information contained in the joint proxy statement prospectus, when it becomes available, regarding the proposed business combination transactions referenced in this slide presentation. Registration statements related to the Archstone and Archstone-Smith securities to be issued in the merger of Smith Residential with and into Archstone-Smith and in the merger of Charles E. Smith Residential Realty L.P. with and into Archstone have not yet been filed with the Securities and Exchange Commission
(SEC). You may obtain a free copy of the joint proxy statement/prospectus included as part of the registration statement, when it is available, and other documents filed by Archstone, Archstone-Smith, Smith Residential, and Charles E. Smith Residential Realty, L.P., respectively, with the SEC (including the documents incorporated by reference into the joint proxy statement/prospectus) at the SEC's web site at www.sec.gov. Shareholders of Smith Residential and partners of Charles E. Smith Residential Realty, L.P. may also obtain a free copy of the joint proxy statement/prospectus and these other documents by directing a request to Charles E. Smith Realty Inc., 2345 Crystal Drive, Arlington, VA 22202, Attention: Greg Samay, or by calling (703) 769-1069.

          Pursuant to Instruction 3 of Item 4 of Schedule 14A, the participants in the solicitation include Archstone, its trustees, Smith Residential, its directors, and may include their respective executive officers. Information concerning the Archstone trustees and executive officers in Archstone and their direct and indirect interests in Archstone is contained in its proxy statement for its annual meeting of shareholders dated March 30, 2001. Information concerning the directors of Charles E. Smith and their direct and indirect interests in Smith Residential is contained in its proxy statement for its annual meeting of shareholders, dated April 13, 2001. As of the date of this communication, none of the foregoing participants beneficially owned in excess of 1% of the Smith Residential Common Shares, except Robert H. Smith (a director and executive officer) and Robert P. Kogod (a director and executive officer). As of the date of this communication, none of the forgoing participants beneficially owned in excess of 1% of Archstone Common Shares.

          The securities to be issued in the merger may not be sold, nor may offers to buy be accepted, prior to the time the registration statements become effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.


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